                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): AUGUST 13, 2002


                               ROADWAY CORPORATION
               (Exact Name of Registrant as Specified in Charter)



              DELAWARE                000-32821                 34-1956254
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)

 1077 GORGE BOULEVARD, AKRON, OHIO                                 44310
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (330) 384-1717

ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of Michael W. Wickham, who as Chief Executive Officer of Roadway Corporation (the "Company"), serves as the principal executive officer of the Company, and J. Dawson Cunningham, who as Executive Vice President and Chief Financial Officer of the Company, serves as the principal financial officer of the Company, stated and attested as follows:

         (1) To the best of my knowledge, based upon a review of the covered reports of Roadway Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Roadway Corporation;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Roadway Corporation filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

                  -        any amendments to any of the foregoing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  ROADWAY CORPORATION



                                  By: /s/ John J. Gasparovic
                                     ------------------------------------------
                                     Name:  John J. Gasparovic
                                     Title: Vice President, General Counsel &
                                            Secretary


Date:  August 13, 2002